UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

CEREBAIN BIOTECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54381	26-1974399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13727 Noel Road, Tower II, Suite 200
Dallas, TX 75240
(Address of principal executive offices) (zip code)

(949) 415-7478
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On April 18, 2016, Hartley Moore Accountancy Corporation ("HM") notified our management that they have reorganized and are now part of Hall & Company Certified Public Accountants & Consultants ("Hall"), effective immediately.

HM audited our financial statements, including our balance sheets as of June 30, 2015, 2014 and 2013, and the related statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the years then ended. The audit report of HM on our financial statements for the period stated above (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that they contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had recurring losses.

During the fiscal periods ended June 30, 2015, 2014 and 2013 and through the date HM notified us of their reorganization, on April 18, 2016, there were (1) no disagreements with HM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HM, would have caused HM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished HM's management with a copy of this disclosure on April 21, 2016, providing HM with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of HM's letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On April 21, 2016, our Board of Directors appointed Hall as our independent auditor.

During the years ended June 30, 2015, 2014 and 2013 and through April 18, 2016, neither the Company nor anyone acting on its behalf consulted Hall with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Hall concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated April 22, 2016 from HM

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerebain Biotech Corp.
a Nevada corporation

Dated: April 22, 2016	By:	/s/ Eric Clemons
	Name:	Eric Clemons
	Its:	President